UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2006

COLUMBIA EQUITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32536	20-1978579
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1750 H Street, N.W.,
Suite 500, Washington, D.C.		20006
(Address of principal executive office)		(Zip code)
(202) 303-3080
(Registrant’s telephone number, including area code)
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
This Current Report on Form 8-K and the exhibit attached hereto are being furnished by Columbia Equity Trust, Inc. (the “Company”) pursuant to Item 2.02 and Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2006.
On November 14, 2006, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2006. A copy of the press release is being furnished herewith as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.
99.1	Press Release dated November 14, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA EQUITY TRUST, INC.

By:	/s/ John A. Schissel

Name:	John A. Schissel
Title:	Chief Financial Officer
Date: November 14, 2006

COLUMBIA EQUITY TRUST, INC.
INDEX TO EXHIBITS

No.	Description
99.1	Press Release dated November 14, 2006

4